The Valiant Fund
                      U.S. Treasury Money Market Portfolio
                         U.S. Treasury Income Portfolio
                         General Money Market Portfolio
                        Tax-Exempt Money Market Portfolio

              Class A, Class B, Class C, Class D and Class E Shares

                      Supplement dated June 1, 2000 to the
                       Prospectus dated December 29, 1999

During a Special Meeting of the Board of Trustees of The Valiant Fund (the "Trust"), dated April 25, 2000, the Trustees approved a new sub-investment advisory agreement between Integrity Management & Research, Inc. (the "Adviser") and Reich & Tang Asset Management L.P. (the "Sub-Adviser"). The prospectus for the Trust, dated December 29, 1999, is amended as follows to reflect this management change.

1. The second sentence of the first paragraph within the section entitled "The Investment Adviser" is amended to read as follows:

         The Adviser, at its expense, has contracted with Reich & Tang Asset Management L.P. (the "Sub-Adviser") to manage the investments of the Portfolios subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act").

2. The fourth paragraph within the section entitled "The Investment Adviser" is replaced in its entirety with the following:

         The Sub-Adviser is a Delaware limited partnership with principal offices located at 600 Fifth Avenue, New York, New York 10020-2302. The Sub-Adviser acts as investment manager and administrator of several other investment companies and also advises pension trusts, profit sharing trusts and endowments.

                                    * * * * *

                   Investors should retain this Supplement for
                               future reference.



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                                The Valiant Fund
                      U.S. Treasury Money Market Portfolio
                         U.S. Treasury Income Portfolio
                         General Money Market Portfolio
                        Tax-Exempt Money Market Portfolio

              Class A, Class B, Class C, Class D and Class E Shares

                   Supplement dated June 1, 2000 to the
          Statement of Additional Information dated December 29, 1999

1. Page 2 is amended by substituting Reich & Tang Asset Management L.P. in place of David L. Babson & Co., Inc. as the Sub-Adviser.

2. The third sentence in the first paragraph on Page 23 should be amended in its entirety as follows:

     Reich & Tang Asset Management L.P. acts as Sub-Adviser and, subject to the supervision of the Trustees and of the Manager, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations. The Sub-Adviser is a Delaware limited partnership with principal offices at 600 Fifth Avenue, New York, New York 10020. In addition to the Fund, the Sub-Adviser acts as investment manager and administrator of other investment companies and also advises pension trusts, profit sharing trusts and endowments.

     Nvest Companies, L.P. ("Nvest Companies") is the limited partner and owner of a 99.5% interest in the Sub-Adviser. Reich & Tang Asset Management, Inc. ("RTAM") is the sole general partner and owner of the remaining 0.5%
     interest of the Sub-Adviser, as well as being an indirect wholly-owned subsidiary of Nvest Companies. Nvest Companies is a publicly traded company of which approximately 13% of its outstanding partnership interests is owned, directly and indirectly, by Reich & Tang, Inc. The managing general partner of Nvest Companies is Nvest Corporation, a Massachusetts corporation (formerly known as The New England Investment Companies, Inc.) Nvest Companies is a holding company offering a broad array of investment styles across a wide range of asset categories through seventeen subsidiaries, divisions and affiliates offering a wide array of investment styles and products to institutional clients. Its business units, in addition to the Sub-Adviser, include AEW Capital Management, L.P.; Back Bay Advisors, L.P.; Capital Growth Management Limited Partnerships; Greystone Partners, L.P.; Harris Associates, L.P.; Jurika & Voyles, L.P.; Kobrick Funds, LLC; Loomis, Sayles & Company, L.P.; New England Funds, L.P.; Nvest Associates, Inc.; Snyder Capital Management, L.P.; Vaughan, Nelson, Scarborough & McCullough, L.P.; and Westpeak Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers to more than 80 other registered investment companies. RTAM is also an indirect subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife directly and indirectly owns approximately 47% of the outstanding partnership interests of Nvest Companies and may be deemed a "controlling person" of the Sub-Adviser. MetLife is a stock life insurance company, which is wholly owned by MetLife, Inc., a publicly traded corporation.

                                    * * * * *
                   Investors should retain this supplement for
                               future reference.